SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934
                        (Amendment No. )
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                    Filed by the Registrant                 / X /
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           Filed by a party other than the Registrant       /   /
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CHECK THE APPROPRIATE BOX:
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/  /      Preliminary Proxy Statement
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/   /     Confidential, for Use of the Commission Only (as
----      permitted by Rule 14a-6(e) (2))

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/ X /     Definitive Proxy Statement
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/   /     Definitive Additional Materials
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/   /     Soliciting Material Pursuant to Sec. 240.14a-11(c) or
----      Sec. 240.14a-12

                  PUTNAM DIVIDEND INCOME FUND
          PUTNAM HIGH INCOME CONVERTIBLE AND BOND FUND
                   PUTNAM PREMIER INCOME TRUST
        (Name of Registrant as Specified In Its Charter)

           (Name of Person(s) Filing Proxy Statement, if other than Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

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/ X /     No fee required
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/   /     Fee computed on table below per Exchange Act Rule 14a
----      6(i)(1) and 0-11

          (1) Title of each class of securities to which transaction applies:

          (2) Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
          (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4) Proposed maximum aggregate value of transaction:

          (5) Total fee paid:

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/   /     Fee paid previously with preliminary materials.
----

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/   /     Check box if any part of the fee is offset as provided
----           by Exchange Act Rule 0-11(a)(2) and identify the
          filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          (2) Form, Schedule or Registration Statement No.:

          (3) Filing Party:

          (4) Date Filed:

IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM DIVIDEND INCOME FUND
PUTNAM HIGH INCOME CONVERTIBLE AND BOND FUND
PUTNAM PREMIER INCOME TRUST

THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR FUND. IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, WE'LL VOTE IT IN ACCORDANCE WITH THE TRUSTEES' RECOMMENDATIONS ON PAGE 3.

WE URGE YOU TO SPEND A COUPLE OF MINUTES WITH THE PROXY
STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US.  WHEN
SHAREHOLDERS DON'T RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE
HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH CAN
COST YOUR FUND MONEY.

WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR
COMMENTS.  PLEASE TAKE A FEW MOMENTS WITH THESE MATERIALS AND
RETURN YOUR PROXY TO US.

                   (PUTNAM LOGO APPEARS HERE)
                    BOSTON * LONDON * TOKYO

TABLE OF CONTENTS

A Message from the Chairman                                     1

Notice of Shareholder Meeting                                   2

Trustees' Recommendations                                       3


PROXY CARD ENCLOSED























If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.
A MESSAGE FROM THE CHAIRMAN

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy. We are asking for your vote on the following matters: (1) fixing the number of Trustees and electing your fund's Trustees; and (2) ratifying the selection of your fund's independent auditors.

Although we would like very much to have each shareholder attend his or her fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposals, contact your financial adviser or call a Putnam customer service representative at 1-800-225-1581.

                              Sincerely yours,


                              (signature of George Putnam)
                              George Putnam, Chairman

PUTNAM DIVIDEND INCOME FUND
PUTNAM HIGH INCOME CONVERTIBLE AND BOND FUND
PUTNAM PREMIER INCOME TRUST
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

THIS IS THE FORMAL AGENDA FOR YOUR FUND'S SHAREHOLDER MEETING. IT
TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE OF
THE MEETING, IF YOU CAN ATTEND IN PERSON.

To the Shareholders of Putnam Dividend Income Fund, Putnam High
Income Convertible and Bond Fund and Putnam Premier Income Trust:

The Annual Meeting of Shareholders of your fund will be held on June 3, 1999 at 2:00 p.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1.   FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES.  SEE
     PAGE 5.

2.   RATIFYING THE SELECTION BY THE TRUSTEES OF THE INDEPENDENT
     AUDITORS OF YOUR FUND FOR ITS CURRENT FISCAL YEAR.  SEE
     PAGE 25.

3.   TRANSACTING OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
     MEETING.

By the Trustees

George Putnam, Chairman
John A. Hill, Vice Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                   Robert E. Patterson
Hans H. Estin                       Donald S. Perkins
Ronald J. Jackson                   George Putnam, III
Paul L. Joskow                      A.J.C. Smith
Elizabeth T. Kennan                 W. Thomas Stephens
Lawrence J. Lasser                  W. Nicholas Thorndike
John H. Mullin, III

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.

March 5, 1999
PROXY STATEMENT

THIS DOCUMENT WILL GIVE YOU THE INFORMATION YOU NEED TO VOTE ON THE MATTERS LISTED ON THE PREVIOUS PAGE. MUCH OF THE INFORMATION IN THE PROXY STATEMENT IS REQUIRED UNDER RULES OF THE SECURITIES AND EXCHANGE COMMISSION ("SEC"); SOME OF IT IS TECHNICAL. IF THERE IS ANYTHING YOU DON'T UNDERSTAND, PLEASE CONTACT US AT OUR SPECIAL TOLL-FREE NUMBER, 1-800-225-1581, OR CALL YOUR FINANCIAL ADVISER.

WHO IS ASKING FOR MY VOTE?

THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF PUTNAM DIVIDEND INCOME FUND, PUTNAM HIGH INCOME CONVERTIBLE AND BOND FUND AND PUTNAM PREMIER INCOME TRUST for use at the Annual Meeting of Shareholders of each fund to be held on June 3, 1999, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see page 2).

HOW DO YOUR FUND'S TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE ON
THESE PROPOSALS?

The Trustees recommend that you vote

1.   FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED AND THE
     ELECTION OF ALL NOMINEES; AND

2.   FOR RATIFYING THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
     THE INDEPENDENT AUDITORS OF YOUR FUND.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on March 5, 1999 are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Annual Meeting, the proxy, and the Proxy Statement are being mailed to shareholders of record on or about March 12, 1999.

Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before your fund's meeting, your shares will be voted at the Trustees' discretion.

Shareholders of each fund vote separately with respect to each proposal. Voting by one fund does not affect the other fund.

THE PROPOSALS

I.   ELECTION OF TRUSTEES

WHO ARE THE NOMINEES FOR TRUSTEES?

The Board Policy Committee of the Trustees of each fund recommends that the number of Trustees be fixed at fifteen and that you vote for the election of the nominees described below.
Each nominee is currently a Trustee of your fund and of the other
Putnam funds.

The Board Policy Committee of the Trustees of your fund consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam Management").


JAMESON ADKINS BAXTER
[INSERT PICTURE]

Ms. Baxter, age 55, is the President of Baxter Associates, Inc., a management consulting and private investment firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, Avondale Financial Corp., and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; Chair of the Board of Governors of Good Shepherd Hospital; and Vice Chair of the National Center for Nonprofit Boards. Ms. Baxter is a graduate of Mount Holyoke College.


HANS H. ESTIN
[INSERT PICTURE]

Mr. Estin, age 70, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Corporation Member of The Schepens Eye Research Institute; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.

JOHN A. HILL
[INSERT PICTURE]

Mr. Hill, age 57, is Vice Chairman of the Trustees.  He is the
Chairman and Managing Director of First Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate
Director of the Office of Management and Budget and Deputy
Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, TransMontaingne Oil Company, a refined oil product pipeline and distribution company and various private companies controlled by First Reserve Corporation. He is also a Member of the Board of Advisors of Fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.


RONALD J. JACKSON
[INSERT PICTURE]

Mr. Jackson, age 55, retired as Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer, in 1993, a position which he held since 1990. He previously served as President and Chief Executive Officer of Stride-Rite, Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner Parker Toys, Inc., a major toy and game manufacturer, from 1985 to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing for Parker Brothers, a toy and game company, and President of Talbots, a retailer and direct marketer of women's apparel. Mr. Jackson is a graduate of Michigan State University Business School.

PAUL L. JOSKOW*
[INSERT PICTURE]

Dr. Joskow, age 51, is Elizabeth and James Killian Professor of Economics and former Chairman of the Department of Economics at the Massachusetts Institute of Technology. He has published three books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. Dr. Joskow currently serves as a Director of the New England Electric System, a public utility holding company, State Farm Indemnity Company, an automobile insurance company, and the Whitehead Institute for Biomedical Research, a non-profit research institution. He has been President of the Yale University Council since 1993.

Dr. Joskow is active on industry restructuring, environmental, energy, competition, and privatization policies and has served as an advisor to governments and corporations around the world. Dr. Joskow is a graduate of Cornell University and Yale University. He is a Fellow of the Econometric Society and the American Academy of Arts and Sciences.

ELIZABETH T. KENNAN
[INSERT PICTURE]

Dr. Kennan, age 61, is President Emeritus of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history, published numerous articles, and directed the postdoctoral programs in Patristic and Medieval Studies.

Dr. Kennan currently also serves as a Director of Bell Atlantic, Northeast Utilities, the Kentucky Home Life Insurance Companies, and Talbots. She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations. Dr. Kennan is a graduate of Mount Holyoke College, the University of Washington, and St. Hilda's College, Oxford University, and holds several honorary doctorates.

LAWRENCE J. LASSER*
[INSERT PICTURE]

Mr. Lasser, age 56, is the Vice President of your fund and each of the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, Inc. and Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and the United Way of Massachusetts Bay. He is a Member of the Board of Trustees of the Museum of Fine Arts in Boston, The Council on Foreign Relations, and a Member of the Board of Governors and Executive Committee at the Investment Company Institute. He is also a Trustee of the Beth Israel\Deaconess Medical Center in Boston and the Vineyard Open Land Foundation. Mr. Lasser is a graduate of Antioch College and Harvard Business School.

JOHN H. MULLIN, III
[INSERT PICTURE]

Mr. Mullin, age 57, is Chairman and CEO of Ridgeway Farm, a limited liability company engaged in timber activities and farming. Prior to establishing Ridgeway Farm, Mr. Mullin was a Managing Director of Dillon, Read & Co. Inc., an investment banking firm.

Mr. Mullin currently serves as a Director of ACX Technologies, Inc., a company engaged in the manufacture of industrial ceramics and packaging products; Alex. Brown Realty, Inc., a real estate investment company and The Liberty Corporation, a company engaged in the life insurance and broadcasting industries. Mr. Mullin previously served as a Director of Dillon, Read & Co. Inc., Adolph Coors Company, Crystal Brands, Inc., Fisher-Price, Inc., Mattel, Inc. and The Ryland Group, Inc. Mr. Mullin is a Trustee Emeritus of Washington & Lee University where he served as Chairman of the Investment Committee. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School at the University of Pennsylvania.

ROBERT E. PATTERSON
[INSERT PICTURE]

Mr. Patterson, age 52, is the President and a Trustee of Cabot Industrial Trust, a publicly traded real estate investment trust. Prior to February, 1998 he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which managed real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes Center, a Trustee of SEA Education Association and a
Director of Brandywine Trust Company. Mr. Patterson is a graduate of Harvard College and Harvard Law School.


WILLIAM F. POUNDS
[INSERT PICTURE]

Dr. Pounds, age 70, is Vice Chairman of the Trustees.  He was a
Professor of Management at the Massachusetts Institute of Technology Alfred P. Sloan School of Management from 1961 through
1998, and is currently a Professor Emeritus.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., North American Management Corp., Management Sciences For Health, Inc. and Sun Company, Inc. He is also a Vice President and Trustee of the Museum of Fine Arts, Boston; and a Fellow of The American Academy of Arts and Sciences. He previously served as Senior Advisor to the Rockefeller Family and as President and Chief Executive Officer of Rockefeller Financial Services, Inc. and as a Director of Fisher-Price, Inc., General Mills, Inc., and an Overseer of WGBH Educational Foundation. Dr. Pounds is a graduate of Carnegie-Mellon University.

GEORGE PUTNAM*
[INSERT PICTURE]

Mr. Putnam, age 72, is the Chairman of the Trustees and President of your fund and each of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a Director of Marsh & McLennan Companies, Inc., their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of Freeport Copper and Gold, Inc., a mining and natural resources company and Houghton Mifflin Company, a major publishing company. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation, and the Museum of Fine Arts, Boston, the New England Aquarium and College of the Atlantic; an Overseer of the Museum of Science in Boston, and Northeastern University; and a Fellow of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.

GEORGE PUTNAM, III*
[INSERT PICTURE]

Mr. Putnam, age 47, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.

Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society and The Boston Family Office, L.L.C., a registered investment advisor that provides financial advice to individuals and families. He is also a Trustee of the SEA Education Association and St. Mark's School. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.


A.J.C. SMITH*
[INSERT PICTURE]

Mr. Smith, age 64, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp.; a Trustee of the Carnegie Hall Society, the Central Park Conservancy, the Educational Broadcasting Corporation, the Economic Club of New York, and the U.S. Chamber of Commerce; a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University; and a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.

W. THOMAS STEPHENS
[INSERT PICTURE]

Mr. Stephens, age 56, is the President and Chief Executive
Officer of MacMillan Bloedel Limited, a forest products and building materials company.

In 1996, Mr. Stephens retired as Chairman of the Board of
Directors, President and Chief Executive Officer of Johns
Manville Corporation. He also served as Executive Vice President and Chief Financial Officer of Manville. In total, Mr. Stephens had 27 years of experience with Manville and its predecessor companies.

Mr. Stephens serves as a Director for Qwest Communications, a fiber optic and communication system supplier and New Century
Energies, a public utility company. Mr. Stephens is a graduate of the University of Arkansas.


W. NICHOLAS THORNDIKE**
[INSERT PICTURE]

Mr. Thorndike, age 65, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher, and Courier Corporation, a book binding and printing company. He is also a Trustee of Cabot Industrial Trust, Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman and president, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser that manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

----------------------------
* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of your fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds.

     Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of your fund, Putnam Management, and Putnam Mutual Funds. Mr. Joskow is not currently an "interested person" of your fund but could be deemed by the Securities and Exchange Commission to be an "interested person" on account of his prior consulting relationship with National Economic Research Associates, Inc. a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., which was terminated as of August 31, 1998. The balance of the nominees are not "interested persons."

** In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers.

All the nominees were elected by the shareholders of Putnam Dividend Income Fund and Putnam High Income Convertible and Bond Fund in June 1998 and all the nominees of Putnam Premier Income Trust were elected by the shareholders in July 1998. The 15 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at less than 15 for your fund.

WHAT ARE THE TRUSTEES' RESPONSIBILITIES?

Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

DO THE TRUSTEES HAVE A STAKE IN YOUR FUND?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 113 Putnam funds based on their own investment needs. The Trustees' aggregate investments in the Putnam funds total over $75 million. The tables below lists each Trustee's current investments in the fund and in the Putnam funds as a group based on beneficial ownership. Except as otherwise noted, each Trustee has sole voting power and sole investment power with respect to his or her shares.
SHARE OWNERSHIP BY TRUSTEES

                    YEAR FIRST          NUMBER OF SHARES
                    ELECTED AS          OF ALL PUTNAM
                    TRUSTEE OF          FUNDS OWNED
TRUSTEES            THE PUTNAM FUNDS    AS OF 1/31/99(1)
--------------------------------------------------------------------------------
----------    Jameson A. Baxter         1994           2,094,585
Hans H. Estin            1972             569,731
John A. Hill             1985           4,803,237
Ronald J. Jackson        1996           1,911,583
Paul L. Joskow           1997             324,640
Elizabeth T. Kennan      1992             438,062
Lawrence J. Lasser       1992          10,941,364
John H. Mullin, III      1997           2,723,250
Robert E. Patterson      1984           1,076,753
Donald S. Perkins        1982           2,471,350
William F. Pounds        1971           5,499,654
George Putnam            1957          32,447,218
George Putnam, III       1984           6,262,060
A.J.C. Smith             1986           1,389,019
W. Thomas Stephens       1997           1,559,999
W. Nicholas Thorndike    1992           1,286,603
--------------------------------------------------------------------------------
----------
(1)  These holdings do not include shares of Putnam money market funds.

SHARE OWNERSHIP BY TRUSTEES
                                        NUMBER OF SHARES
                    NUMBER OF           OWNED OF PUTNAM     NUMBER OF
                    SHARES OWNED OF     HIGH INCOME         SHARES OWNED OF
                    PUTNAM DIVIDEND     CONVERTIBLE AND     PUTNAM PREMIER
                    INCOME FUND         BOND FUND           INCOME TRUST
TRUSTEES            AS OF 1/31/99       AS OF 1/31/99       AS OF 1/31/99
--------------------------------------------------------------------------------
Jameson A. Baxter        134                 138                 134
Hans H. Estin            203                 851                 799
John A. Hill             100                 2,100               100
Ronald J. Jackson        200(1)              200(1)              200(1)
Paul L. Joskow           100                 100                 100
Elizabeth T. Kennan      165(2)              150(2)              143(2)
Lawrence J. Lasser       100                 100                 100
John H. Mullin, III      100                 100                 100
Robert E. Patterson      300                 616                 500
Donald S. Perkins        928                 745                 460
William F. Pounds        500                 500                 500
George Putnam            2,039               1,000               2,809
George Putnam, III       300                 500                 500
A.J.C. Smith             200(3)              200(3)              200(3)
W. Thomas Stephens       100                 100                 100
W. Nicholas Thorndike    183                 192                 182
--------------------------------------------------------------------------------
----------
(1) Mr. Jackson has shared investment power and shared voting power with respect to such shares.
(2) Dr. Kennan is the custodian of a trust which owns all of these shares and in which she has no economic interest.
(3) Mr. Smith has shared investment power and shared voting power with respect to such shares.


     As of January 31, 1999, the Trustees and officers of Putnam Dividend Income Fund, Putnam High Income Convertible and Bond Fund and Putnam Premier Income Trust owned a total of 5,652, 7,592 and 6,926 shares, respectively of each fund comprising less than 1% of the outstanding shares of such fund on that date.



WHAT ARE SOME OF THE WAYS IN WHICH THE TRUSTEES REPRESENT
SHAREHOLDER INTERESTS?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

     C    by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

     C    by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

     C    by discussing with senior management of Putnam Management
       steps being taken to address any performance deficiencies;

     C    by reviewing the fees paid to Putnam Management to ensure
       that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

     C    by monitoring potential conflicts between the funds and
       Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

     C    by monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.


HOW OFTEN DO THE TRUSTEES MEET?


The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These currently include: the Contract Committee, which reviews all contractual arrangements with Putnam Management and its affiliates; the Communication, Service and Marketing Committee, which reviews the quality of services provided by your fund's investor servicing agent and distributor; the Brokerage and Custody Committee, which reviews matters relating to custody of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit and Pricing Committee, which reviews procedures for the valuation of securities, the funds' accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Board Policy Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel and which is responsible for selecting nominees for election as Trustees, and the Closed-end Funds and Variable Trust Committee, which is responsible for reviewing special issues applicable to closed-end funds such as your fund and funds sold through variable annuity products.

Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. During 1998, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.


WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Compensation Committee, which consists solely of Trustees not affiliated with Putnam Management, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the fees paid to each Trustee by each fund for its most recent fiscal year and the fees paid to each Trustee by all of the Putnam funds during calendar year 1998:

PUTNAM DIVIDEND INCOME FUND
COMPENSATION TABLE
                                             Pension or           Estimated          Total
                          Aggregate          retirement     annual benefits   compensation
                       compensation    benefits accrued            from all       from all
                           from the          as part of        Putnam funds         Putnam
Trustees                    fund(1)       fund expenses  upon retirement(2)       funds(3)


Jameson A. Baxter           $668                                 $158          $ 95,000   $207,000(4)
Hans H. Estin                625                                  342            95,000   182,500
John A. Hill (5)             623                                  128           115,000   200,500(4)
Ronald J. Jackson            652                                   77            95,000   200,500(4)
Paul L. Joskow               617                                    7            95,000   180,500(4)
Elizabeth T. Kennan          621                                  181            95,000   200,500
Lawrence J. Lasser           622                                  135            95,000   178,500
John H. Mullin, III          617                                   10            95,000   180,500(4)
Robert E. Patterson          622                                  103            95,000   181,500
Donald S. Perkins            621                                  370           115,000   182,500
William F. Pounds (5)        645                                  384            95,000   215,000
George Putnam                623                                  391            95,000   179,500
George Putnam, III           625                                   68            95,000   181,500
A.J.C. Smith                 622                                  230            95,000   176,500
W. Thomas Stephens           622                                   10            95,000   181,500(4)
W. Nicholas Thorndike        621              260                  95,000       182,500

(1)  Includes an annual retainer and an attendance fee for each meeting attended.
(2)  Assumes that each Trustee retires at the normal retirement date.  Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1998.
(3)  As of December 31, 1998, there were 113 funds in the Putnam family.
(4)  Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.
(5)  Includes additional compensation for service as Vice Chairman of the Putnam funds.

PUTNAM HIGH INCOME CONVERTIBLE AND BOND FUND
COMPENSATION TABLE
                                             Pension or           Estimated          Total
                          Aggregate          retirement     annual benefits   compensation
                       compensation    benefits accrued            from all       from all
                           from the          as part of        Putnam funds         Putnam
Trustees                    fund(1)       fund expenses  upon retirement(2)       funds(3)


Jameson A. Baxter           $749                                 $163           $95,000   $207,000(4)
Hans H. Estin                647                                  336            95,000   182,500
John A. Hill (5)             640                                  126           115,000   200,500(4)
Ronald J. Jackson            722                                   83            95,000   200,500(4)
Paul L. Joskow               536                                    9            95,000      180,500(4)
Elizabeth T. Kennan          722                                  179            95,000   200,500
Lawrence J. Lasser           630                                  135            95,000   178,500
John H. Mullin, III          536                                   14            95,000   180,500(4)
Robert E. Patterson          644                                  101            95,000   181,500
Donald S. Perkins            647                                  363            95,000   182,500
William F. Pounds (5)        665                                  378           115,000   215,000
George Putnam                644                                  385            95,000   179,500
George Putnam, III           638                                   67            95,000   181,500
A.J.C. Smith                 629                                  226            95,000   176,500
W. Thomas Stephens           658                                   13            95,000   181,500(4)
W. Nicholas Thorndike        647                                  258            95,000   182,500

(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1998.
(3)  As of December 31, 1998, there were 113 funds in the Putnam family.
(4)  Includes compensation deferred pursuant to a Trustee Compensation Deferral
Plan.
(5) Includes additional compensation for service as Vice Chairman of the Putnam funds.

PUTNAM PREMIER INCOME TRUST
COMPENSATION TABLE
                                             Pension or           Estimated          Total
                          Aggregate          retirement     annual benefits   compensation
                       compensation    benefits accrued            from all       from all
                           from the          as part of        Putnam funds         Putnam
Trustees                    fund(1)       fund expenses  upon retirement(2)       funds(3)


Jameson A. Baxter           $1,458           $318                $ 95,000   $207,000(4)
Hans H. Estin                1,268            672                  95,000       182,500
John A. Hill(4)(5)           1,254            252                 115,000       200,500
Ronald J. Jackson(4)         1,407            158                  95,000       200,500
Paul L. Joskow (4)             944             16                  95,000       180,500
Elizabeth T. Kennan          1,407            358                  95,000       200,500
Lawrence J. Lasser           1,236            267                  95,000       178,500
John H. Mullin, III (4)        944             24                  95,000       180,500
Robert E. Patterson          1,261            202                  95,000       181,500
Donald S. Perkins            1,268            727                  95,000       182,500
William F. Pounds (5)        1,433            756                 115,000       215,000
George Putnam                1,243            767                  95,000       179,500
George Putnam, III           1,259            133                  95,000       181,500
A.J.C. Smith                 1,235            453                  95,000       176,500
W. Thomas Stephens(4)        1,182             22                  95,000       181,500
W. Nicholas Thorndike        1,268            514                  95,000       182,500

(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1998.
(3)  As of December 31, 1998, there were 113 funds in the Putnam family.
(4)  Includes compensation deferred pursuant to a Trustee Compensation Deferral
     Plan. The total amounts of deferred compensation payable by the fund to Mr.
     Hill, Mr. Jackson, Mr. Joskow, Mr. Mullin, and Mr. Stephens as of July 31,
     1998 was $8,359, $4,173, $732, $746 and $1,218, respectively including income earned on such amounts.
(5) Includes additional compensation for service as Vice Chairman of the Putnam funds.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of
(i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled to receive had he or she retired immediately prior to such termination or amendment.

For additional information about your fund, including further information about its Trustees and officers, please see "Fund
Information," on page 30.

PUTNAM INVESTMENTS

Putnam Investment Management, Inc. and its affiliate, Putnam Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is, except for a minority stake owned by employees, in turn owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc. is a leading professional services firm with risk and insurance services, investment management and consulting businesses.


2.  RATIFICATION OF INDEPENDENT AUDITORS

PRICEWATERHOUSECOOPERS LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, has been selected by the Trustees as the independent auditors of your fund for the current fiscal year. Among the country's preeminent accounting firms, this firm also serves as the auditor for the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of its fees.

A majority of the votes on the matter is necessary to ratify the selection of auditors. Voting by one fund does not affect any other fund. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.


FURTHER INFORMATION ABOUT VOTING AND THE MEETING

QUORUM AND METHODS OF TABULATION. The shareholders of each fund vote separately with respect to each proposal. In the case of each fund, a majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal.

OTHER BUSINESS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

SIMULTANEOUS MEETINGS. The meeting of shareholders of your fund are called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Mutual Funds may solicit proxies in person or by telephone. Your fund may also arrange to have voting instructions recorded by telephone. The telephone procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Each fund has retained at its expense D.F. King & Co., Inc., 77 Water Street, New York, New
York 10005, to aid in the solicitation of instructions for registered and nominee accounts, for the fee listed below, plus reasonable out-of-pocket expenses for mailing and phone costs.


Putnam Dividend Income Fund                       $2,000
Putnam High Income Convertible and Bond Fund      $2,000
Putnam Premier Income Trust                       $2,500

REVOCATION OF PROXIES. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of your fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR THE NEXT ANNUAL MEETING. It is currently anticipated that each fund's next annual meeting of shareholders will be held in June 2000. Shareholder proposals to be included in the proxy statement for that meeting must be received by your fund before November 14, 1999. Shareholders who wish to make a proposal at the 2000 annual meeting-other than one that will be included in your fund's proxy materials-should notify the fund no later than January 28, 2000. If a shareholder who wishes to present a proposal fails to notify his fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

ADJOURNMENT. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to those proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of such proposals. They will vote against adjournment those proxies required to be voted against such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

FINANCIAL INFORMATION. YOUR FUND WILL FURNISH TO YOU UPON REQUEST, WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR, AND A COPY OF ITS SEMIANNUAL REPORT FOR ANY SUBSEQUENT SEMIANNUAL PERIOD. SUCH REQUESTS MAY BE DIRECTED TO PUTNAM INVESTOR SERVICES, P.O. BOX 41203, PROVIDENCE, RI 02940-1203 OR 1-800-225-1581.

FUND INFORMATION

LIMITATION OF TRUSTEE LIABILITY. The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.
Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

AUDIT AND PRICING AND BOARD POLICY COMMITTEES. The voting members of the Audit and Pricing Committee of your fund include only Trustees who are not "interested persons" of the fund by reason of any affiliation with Putnam Investments and its affiliates. The Audit and Pricing Committee currently consists of Messrs. Estin, Joskow, Putnam, III (Chairman and without vote), Smith (without vote), Stephens and Ms. Kennan. The Board Policy Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Board Policy Committee currently consists of Ms. Kennan (Chairperson), Messrs. Hill, Patterson, Pounds and Thorndike.

OFFICERS AND OTHER INFORMATION. In addition to George Putnam and
Lawrence J. Lasser, the officers of each fund are as follows:

PUTNAM DIVIDEND INCOME FUND
                                                      Year first
                                                      elected to
Name (age)                 Office                     office
-----------------------------------------------------------------
Charles E. Porter (60)     Executive Vice President   1989
Patricia C. Flaherty (52)  Senior Vice President      1993
John D. Hughes (64)        Senior Vice President
                             & Treasurer              1989
Gordon H. Silver (51)      Vice President             1990
Ian C. Ferguson (41)       Vice President             1997
Brett C. Browchuk (36)     Vice President             1994
Thomas V. Reilly (52)      Vice President             1993
Anthony I. Kreisel (54)    Vice President             1998
Jeanne L. Mockard* (35)    Vice President             1993
Richard A. Monaghan** (44) Vice President             1999
John R. Verani (59)        Vice President             1989
Beverly Marcus (54)        Clerk                      1989
-----------------------------------------------------------------
*  The fund's portfolio manager
** President of Putnam Mutual Funds

PUTNAM HIGH INCOME CONVERTIBLE AND BOND FUND
                                                      Year first
                                                      elected to
Name (age)                 Office                     office
-----------------------------------------------------------------
Charles E. Porter (60)     Executive Vice President   1989
Patricia C. Flaherty (52)  Senior Vice President      1993
John D. Hughes (64)        Senior Vice President
                             & Treasurer              1987
Gordon H. Silver (51)      Vice President             1990
Ian C. Ferguson (41)       Vice President             1997
Brett C. Browchuk (36)     Vice President             1994
Stephen Oristaglio (43)    Vice President             1998
Thomas Reilly (52)         Vice President             1987
Edward T. Shadek, Jr. (38) Vice President             1998
Edward H. D'Alelio (46)    Vice President             1987
Charles S. Pohl* (38)      Vice President             1993
Kevin Rogers* (53)         Vice President             1999
Forrest Fontana* (33)      Vice President             1998
Richard A. Monaghan** (44) Vice President             1999
John R. Verani (59)        Vice President             1987
Beverly Marcus (54)        Clerk                      1987
-----------------------------------------------------------------
*  One of the fund's portfolio managers
** President of Putnam Mutual Funds

PUTNAM PREMIER INCOME TRUST
                                                      Year first
                                                      elected to
Name (age)                 Office                     office
-----------------------------------------------------------------
Charles E. Porter (60)     Executive Vice President   1989
Patricia C. Flaherty (52)  Senior Vice President      1993
John D. Hughes (64)        Senior Vice President
                             & Treasurer              1988
Gordon H. Silver (51)      Vice President             1990
Ian C. Ferguson (41)       Vice President             1998
Brett C. Browchuk (36)     Vice President             1998
Stephen Oristaglio (43)    Vice President             1998
Edward H. D'Alelio (46)    Vice President             1998
David Waldman* (32)        Vice President             1997
Jennifer E. Leichter* (38) Vice President             1998
D. William Kohli* (38)     Vice President             1997
Richard A. Monaghan** (44) Vice President             1999
John R. Verani (59)        Vice President             1988
Beverly Marcus (54)        Clerk                      1988
-----------------------------------------------------------------
*  One of the fund's portfolio managers
** President of Putnam Mutual Funds


All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., Messrs. Putnam, Putnam, III, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, custodian fees, and investor servicing fees paid or allowed by the fund.

ASSETS AND SHARES OUTSTANDING OF YOUR FUND
AS OF FEBRUARY 26, 1999

NET ASSETS:

Putnam Dividend Income Fund                      $123,498,530
Putnam High Income Convertible and Bond Fund     $112,969,032
Putnam Premier Income Trust                    $1,106,006,754

SHARES OUTSTANDING AND AUTHORIZED
TO VOTE:

Putnam Dividend Income Fund                 10,824,907 shares
Putnam High Income Convertible
and Bond Fund                               13,594,729 shares
Putnam Premier Income Trust                140,678,356 shares

5% BENEFICIAL OWNERSHIP:

Putnam Dividend Income Fund                              None
Putnam High Income Convertible and Bond Fund             None
Putnam Premier Income Trust                              None
















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PUTNAMINVESTMENTS

     The Putnam Funds
     One Post Office Square
     Boston, Massachusetts 02109
     Toll-free 1-800-225-1581
PUTNAMINVESTMENTS                                          LOGO

THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED.
YOUR VOTE IS IMPORTANT.

Proxy for a meeting of shareholders to be held on June 3, 1999 for PUTNAM DIVIDEND INCOME FUND.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Dividend Income Fund on June 3, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder sign here                      Date

-----------------------------------------------------------------
Co-owner sign here                                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                              State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSAL LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, R.E. Patterson, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees (EXCEPT AS MARKED TO THE CONTRARY BELOW)

     TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
     NOMINEES, WRITE THE NAMES OF THE NOMINEE(S) BELOW:

     ------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees

                                  FOR      AGAINST    ABSTAIN

2.     PROPOSAL TO RATIFY         /  /     /  /          /  /
       THE SELECTION OF
       PRICEWATERHOUSECOOPERS LLP
       AS THE INDEPENDENT AUDITORS
       OF YOUR FUND.

NOTE:  If you have questions on any of the Proposals, please call 1-800-225-1581.
PUTNAMINVESTMENTS                                          LOGO

THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED.
YOUR VOTE IS IMPORTANT.

Proxy for a meeting of shareholders to be held on June 3, 1999 for PUTNAM HIGH INCOME CONVERTIBLE AND BOND FUND.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam High Income Convertible and Bond Fund on June 3, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder sign here                      Date

-----------------------------------------------------------------
Co-owner sign here                                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                              State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSAL LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, R.E. Patterson, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees (EXCEPT AS MARKED TO THE CONTRARY BELOW)

     TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
     NOMINEES, WRITE THE NAMES OF THE NOMINEE(S) BELOW:

     ------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees

                                  FOR      AGAINST    ABSTAIN

2.     PROPOSAL TO RATIFY         /  /     /  /          /  /
       THE SELECTION OF
       PRICEWATERHOUSECOOPERS LLP
       AS THE INDEPENDENT AUDITORS
       OF YOUR FUND.

NOTE:  If you have questions on any of the Proposals, please call 1-800-225-1581.
PUTNAMINVESTMENTS                                          LOGO

THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED.
YOUR VOTE IS IMPORTANT.

Proxy for a meeting of shareholders to be held on June 3, 1999 for PUTNAM PREMIER INCOME TRUST.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Premier Income Trust on June 3, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder sign here                      Date

-----------------------------------------------------------------
Co-owner sign here                                  Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                              State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER
PROPOSAL LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, R.E. Patterson, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees (EXCEPT AS MARKED TO THE CONTRARY BELOW)

     TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
     NOMINEES, WRITE THE NAMES OF THE NOMINEE(S) BELOW:

     ------------------------------------------------------------

/  / WITHHOLD authority to vote for all nominees

                                  FOR      AGAINST    ABSTAIN

2.     PROPOSAL TO RATIFY         /  /     /  /          /  /
       THE SELECTION OF
       PRICEWATERHOUSECOOPERS LLP
       AS THE INDEPENDENT AUDITORS
       OF YOUR FUND.

NOTE: If you have questions on any of the Proposals, please call 1-800-225-1581.